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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-73680) of Callaway Golf Company of our report dated June 15, 2001 relating to the financial statements of the Callaway Golf Company 401(k) Profit Sharing Plan, which appears in this Form 11-K.




/s/ PRICEWATERHOUSECOOPERS LLP


San Diego, California
June 27, 2001